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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: March 16, 2000

               (Date of earliest event reported: March 10, 2000)




                           EL PASO ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)


          DELAWARE                   001-14365                 76-0568816
(State or other jurisdiction   (Commission File Number)      I.R.S. Employer
     of incorporation)                                    Identification Number)



                            EL PASO ENERGY BUILDING
                             1001 LOUISIANA STREET
                              HOUSTON, TEXAS 77002
              (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (713) 420-2131

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ITEM 5. OTHER EVENTS.

     On March 10, 2000, Southern Natural Gas Company, a subsidiary of El Paso Energy Corporation, announced that it had filed a comprehensive settlement agreement with the Federal Energy Regulatory Commission to settle all issues related to its current rate proceeding. A press release announcing the settlement was issued on March 14, 2000, a copy of which is attached as Exhibit
99.1 and incorporated herein by reference.

     On March 14, 2000, El Paso Energy completed its sale of East Tennessee Natural Gas Company to Duke Energy Corp. for $386.3 million. On March 15, 2000, El Paso Energy completed its sale of Sea Robin Pipeline Company to CMS Energy Corporation for $72 million. The sales were completed to comply with a Federal Trade Commission order related to El Paso Energy's merger with Sonat Inc.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT NO.                     DESCRIPTION
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    99.1               Press Release dated March 14, 2000
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March 16, 2000                    El Paso Energy Corporation

                                        By:  /s/  JEFFERY I. BEASON
                                           -------------------------------------
                                           Name:  Jeffery I. Beason
                                           Title: Senior Vice President and
                                                  Controller (Chief Accounting
                                                  Officer)
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                                 EXHIBIT INDEX




  Exhibit No.                     Description
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     99.1              Press Release dated March 14, 2000